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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 28, 2004

CONSOLIDATED GRAPHICS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS (STATE OR OTHER JURISDICTION OF INCORPORATION)	001-12631 (COMMISSION FILE NUMBER)	76-0190827 (I.R.S. EMPLOYER IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200
HOUSTON, TEXAS 77057
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

        On September 28, 2004, Consolidated Graphics, Inc. (the "Company") announced that negotiations regarding the previously announced letter of intent to acquire Newbridge Corporation of Dallas, Texas have been terminated. A copy of the press release is attached hereto as Exhibit 99.1.

        The attached press release may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  (C)
  EXHIBITS

        The following exhibit is filed herewith:

  99.1
  Press release of the Company dated September 28, 2004, announcing that negotiations regarding the previously announced letter of intent to acquire Newbridge Corporation of Dallas, Texas have been terminated.

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SIGNATURE

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC. (Registrant)
By:	/s/ G. CHRISTOPHER COLVILLE G. Christopher Colville Executive Vice President, Chief Financial Officer And Secretary

Date: October 1, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 28, 2004

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  ITEM 8.01 OTHER EVENTS
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX